                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                      FORM 8-K/A

                                   AMENDMENT NO. 1


                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 26, 1997


                            COMMISSION FILE NUMBER 0-12853


                         ELECTRO SCIENTIFIC INDUSTRIES, INC.



              OREGON                                     93-0370304
   (STATE OR OTHER JURISDICTION               (IRS EMPLOYER IDENTIFICATION NO.)
          OF INCORPORATION)


13900 N.W. SCIENCE PARK DRIVE, PORTLAND, OREGON             97229
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (503) 641-4141

Item 2.  Acquisition or Disposition of Assets

On June 26, 1997, Electro Scientific Industries, Inc. (the "Company") acquired Chip Star Inc. ("Chip Star") by means of a merger (the "Merger") of CI Merger Corp., a wholly owned subsidiary of the Company, with and into Chip Star. Chip Star, a privately held California corporation, provides termination systems for miniature surface mount ceramic capacitor producers. The Company issued 591,840 shares of its Common Stock to Denver Braden and Angelo Mitchell, the two shareholders of Chip Star, as merger consideration in the transaction. The Company also assumed options held by certain Chip Star employees, providing for the issuance of up to 108,160 shares of Company Common Stock. Chip Star will operate as a wholly owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial statements of Chip Star are not filed because none of the conditions specified in Rule 1-02 (w) of Regulation S-X exceeds 20 percent.

    (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information is not filed because none of the conditions specified in Rule 1-02 (w) of Regulation S-X exceeds 20 percent.

    (c) RESTATED FINANCIAL STATEMENTS OF THE COMPANY. Pages 3 - 21 of this Form 8-K/A Amendment No. 1 contain Supplemental Consolidated Financial Statements of the Company as of May 31, 1997 and 1996 and for the three years ended May 31, 1997, as restated to give retroactive effect to the Merger which has been accounted for as a pooling of interests.

    (d)  EXHIBITS

         2.1 Agreement of Reorganization and Merger, dated June 26, 1997, by and among the Company, Chip Star, CI Merger Corp., Denver Braden, and Angelo Mitchell. Included as an exhibit to the original Current Report on Form 8-K dated June 26, 1997, as filed on July 7, 1997.

         23.1 Consent of Independent Public Accountants.

         27.1  Financial Data Schedule.

                 ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES
                       SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS
                                        ASSETS
                                                                MAY 31,
                                                                 -------
                                                         1997          1996
                                                         ----          ----
                                                             (IN THOUSANDS)
CURRENT ASSETS:
  Cash and cash equivalents. . . . . . . . . . .     $  17,801     $   19,600
  Securities available for sale. . . . . . . . .        27,860         18,363
                                                        ------         ------
    Total cash and securities. . . . . . . . . .        45,661         37,963
  Trade receivables, less allowance for
    doubtful accounts of $230 and $314 at
    May 31, 1997 and 1996. . . . . . . . . . . .        50,869         40,411
  Inventories -
    Finished goods . . . . . . . . . . . . . . .         4,322          2,979
    Work-in-process. . . . . . . . . . . . . . .         6,757          6,188
    Raw materials and purchased parts. . . . . .        21,772         21,906
                                                        ------         ------
      Total inventories. . . . . . . . . . . . .        32,851         31,073

  Deferred income taxes. . . . . . . . . . . . .         2,366          2,747
  Other current assets . . . . . . . . . . . . .           580            819
                                                        ------         ------
      Total current assets . . . . . . . . . . .       132,327        113,013

PROPERTY AND EQUIPMENT, AT COST. . . . . . . . .        40,963         39,086
  Less-Accumulated depreciation. . . . . . . . .       (24,559)       (22,265)
                                                        ------         ------
      Net property and equipment . . . . . . . .        16,404         16,821

DEFERRED INCOME TAXES. . . . . . . . . . . . . .         1,042          1,137

OTHER ASSETS . . . . . . . . . . . . . . . . . .         5,040          4,487
                                                        ------         ------
                                                      $154,813       $135,458
                                                      --------       --------
                                                      --------       --------

                         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable . . . . . . . . . . . . . . .      $  6,494       $  5,170
  Accrued liabilities -
    Payroll related. . . . . . . . . . . . . . .         4,126          3,792
    Commissions. . . . . . . . . . . . . . . . .         2,189          1,961
    Income taxes . . . . . . . . . . . . . . . .           811          2,930
    Other. . . . . . . . . . . . . . . . . . . .         2,001          4,484
                                                        ------         ------
      Total accrued liabilities. . . . . . . . .         9,127         13,167
  Deferred revenue . . . . . . . . . . . . . . .            78            276
                                                        ------         ------
      Total current liabilities. . . . . . . . .        15,699         18,613
                                                        ------         ------

SHAREHOLDERS' EQUITY:
  Preferred stock, without par value; 1,000 shares
    authorized; no shares issued . . . . . . . .            --             --
  Common stock, without par value; 40,000 shares
    authorized; 9,468 and 9,355 shares issued
    and outstanding at May 31, 1997 and 1996 . .        57,736         55,940
  Retained earnings. . . . . . . . . . . . . . .        81,378         60,905
                                                        ------         ------
    Total shareholders' equity . . . . . . . . .       139,114        116,845
                                                       -------        -------
                                                      $154,813       $135,458
                                                      --------       --------
                                                      --------       --------


           The accompanying notes are an integral part of these statements.

                 ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME

                                                                       YEAR ENDED MAY 31,
                                                                      ------------------
                                                              1997           1996            1995
                                                              ----           ----            ----
                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)

Net sales. . . . . . . . . . . . . . . . . . . . . . .       $160,149       $166,310       $112,900

Cost of sales. . . . . . . . . . . . . . . . . . . . .         73,097         75,167         53,238
                                                               ------         ------         ------
  Gross margin . . . . . . . . . . . . . . . . . . . .         87,052         91,143         59,662

Operating expenses:

  Selling, service and administrative. . . . . . . . .         38,974         41,564         29,094

  Research, development and engineering. . . . . . . .         17,038         16,743         13,483

  Acquired in-process research and development . . . .             --          6,000             --
                                                               ------         ------         ------

      Total operating expenses . . . . . . . . . . . .         56,012         64,307         42,577
                                                               ------         ------         ------

Operating income . . . . . . . . . . . . . . . . . . .         31,040         26,836         17,085

Interest income... . . . . . . . . . . . . . . . . . .          1,523          1,210            565

Other expense, net . . . . . . . . . . . . . . . . . .            (75)          (719)          (167)
                                                               ------         ------         ------

Income before income taxes . . . . . . . . . . . . . .         32,488         27,327         17,483

Provision for income taxes . . . . . . . . . . . . . .         11,238         10,028          5,266
                                                               ------         ------         ------

Net income . . . . . . . . . . . . . . . . . . . . . .      $  21,250      $  17,299      $  12,217
                                                            ---------      ---------      ---------
                                                            ---------      ---------      ---------

Net income per share . . . . . . . . . . . . . . . . .        $  2.27        $  1.86        $  1.49
                                                              -------        -------        -------
                                                              -------        -------        -------
Weighted average number of shares
     used in computing per share amounts . . . . . . .          9,373          9,306          8,210


           The accompanying notes are an integral part of these statements.

                 ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES
             SUPPLEMENTAL CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                   FOR THE YEARS ENDED MAY 31, 1995, 1996 AND 1997


                                                                        COMMON STOCK
                                                                        ------------
                                                                   NUMBER OF                RETAINED
                                                                    SHARES     AMOUNT       EARNINGS     TOTAL
                                                                    ------     ------       --------    ------

                                                                                  (IN THOUSANDS)

BALANCE AT MAY 31, 1994, as previously reported. . . . . .           6,420      $22,097     $31,450      $53,547

  Adjustments for Chip Star, Inc. Pooling-of-Interests . .             700          150        (138)          12
                                                                    ------       ------      ------       ------

BALANCE AT MAY 31, 1994, adjusted. . . . . . . . . . . . .           7,120       22,247      31,312       53,559
  Net income . . . . . . . . . . . . . . . . . . . . . . .              --           --      12,217       12,217
  Non-employee directors stock incentive plan. . . . . . .              --           19          --           19
  Stock plans:
    Employee stock plans . . . . . . . . . . . . . . . . .             241        2,104          --        2,104
    Tax benefit of stock options exercised . . . . . . . .              --        1,068          --        1,068
  Shares issued for acquisition of Chicago Laser . . . . .             333        1,939          --        1,939
  Shares issued in stock offering. . . . . . . . . . . . .           1,380       22,535          --       22,535
  Unrealized gain on securities. . . . . . . . . . . . . .              --           --          60           60
  Cumulative translation adjustment. . . . . . . . . . . .              --           --       1,655        1,655
                                                                    ------       ------      ------       ------

BALANCE AT MAY 31, 1995. . . . . . . . . . . . . . . . . .           9,074       49,912      45,244       95,156
  Net income . . . . . . . . . . . . . . . . . . . . . . .              --           --      17,299       17,299
  Stock plans:
    Employee stock plans . . . . . . . . . . . . . . . . .              85          706          --          706
    Tax benefit of stock options exercised . . . . . . . .              --          540          --          540
  Shares issued for acquisitions . . . . . . . . . . . . .             196        4,782          --        4,782
  Unrealized loss on securities. . . . . . . . . . . . . .              --           --         (42)         (42)
  Cumulative translation adjustment. . . . . . . . . . . .              --           --      (1,596)      (1,596)
                                                                    ------       ------      ------       ------

BALANCE AT MAY 31, 1996. . . . . . . . . . . . . . . . . .           9,355       55,940      60,905      116,845
  Net income . . . . . . . . . . . . . . . . . . . . . . .              --           --      21,250       21,250
  Adjustment to align Chip Star, Inc. fiscal year
  with May 31. . . . . . . . . . . . . . . . . . . . . . .              --           --        (325)        (325)
  Stock plans:
    Employee stock plans . . . . . . . . . . . . . . . . .             113        1,235          --        1,235
    Tax benefit of stock options exercised . . . . . . . .              --          561          --          561
  Unrealized loss on securities. . . . . . . . . . . . . .              --           --         (19)         (19)
  Cumulative translation adjustment. . . . . . . . . . . .              --           --        (433)        (433)
                                                                    ------       ------      ------       ------

BALANCE AT MAY 31, 1997. . . . . . . . . . . . . . . . . .           9,468      $57,736     $81,378     $139,114
                                                                     -----      -------     -------     --------
                                                                     -----      -------     -------     --------


           The accompanying notes are an integral part of these statements.

                 ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES
                  SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                             YEAR ENDED MAY 31,
                                                                            ------------------
                                                                    1997           1996            1995
                                                                    ----           ----            ----

                                                                              (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income . . . . . . . . . . . . . . . . . . . . . . .         $21,250        $17,299        $12,217
  Adjustment to align Chip Star, Inc. fiscal year
    with May 31. . . . . . . . . . . . . . . . . . . . . .            (325)            --             --
  Adjustments to reconcile net income to cash
    provided by (used in) operating activities:
       Acquired in-process research and development. . . .              --          6,000             --
       Depreciation and amortization . . . . . . . . . . .           3,109          2,803          2,646
       Other non-cash charges (credits). . . . . . . . . .              --             --           (414)
       Deferred income taxes . . . . . . . . . . . . . . .             476           (770)        (1,626)
  Changes in operating accounts:
       Increase in trade receivables . . . . . . . . . . .         (11,599)        (6,010)       (15,198)
       Increase in inventories . . . . . . . . . . . . . .          (1,012)        (3,563)        (3,014)
       Decrease (increase) in other current assets . . . .             239             43           (368)
       (Decrease) increase in current liabilities. . . . .          (2,028)        (3,987)         6,268
                                                                   -------        -------        -------

  Net cash provided by operating activities. . . . . . . .          10,110         11,815            511
                                                                   -------        -------        -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of XRL subsidiary, net of cash acquired (1) . .              --           (492)            --
  Purchase of Chicago Laser subsidiary, net of cash
    acquired (2) . . . . . . . . . . . . . . . . . . . . .              --             --           (707)
  Purchase of property and equipment . . . . . . . . . . .          (3,469)        (3,755)        (3,070)
  Proceeds from the sale of property and equipment . . . .              --             --            648
  Purchase of securities . . . . . . . . . . . . . . . . .         (42,316)       (30,986)       (20,950)
  Proceeds from sales of securities and maturing securities         32,800         29,850          4,000
  (Increase) decrease in other assets. . . . . . . . . . .            (720)           366         (1,458)
                                                                   -------        -------        -------
  Net cash used in investing activities. . . . . . . . . .         (13,705)        (5,017)       (21,537)
                                                                   -------        -------        -------

CASH FLOWS FROM FINANCING ACTIVITIES
  Payments to retire debt. . . . . . . . . . . . . . . . .              --             --         (1,383)
  Proceeds from secondary stock offering . . . . . . . . .              --             --         22,535
  Proceeds from exercise of stock options and
    stock plans and related tax benefits . . . . . . . . .           1,796          1,246          3,172
                                                                   -------        -------        -------
  Net cash provided by financing activities. . . . . . . .           1,796          1,246         24,324
                                                                   -------        -------        -------
NET CHANGE IN CASH AND CASH EQUIVALENTS. . . . . . . . . .          (1,799)         8,044          3,298
CASH AND CASH EQUIVALENTS AT JUNE 1. . . . . . . . . . . .          19,600         11,556          8,258
                                                                   -------        -------        -------
CASH AND CASH EQUIVALENTS AT MAY 31. . . . . . . . . . . .         $17,801        $19,600        $11,556
                                                                   -------        -------        -------
                                                                   -------        -------

          The accompanying notes are an integral part of these statements.

(1) Acquisition of XRL subsidiary:

    Assets less liabilities acquired, net of cash acquired . . . .    $(5,073)
    Issuance of common stock . . . . . . . . . . . . . . . . . . .      4,581
                                                                      -------
    Net cash used to acquire business. . . . . . . . . . . . . . .    $  (492)
                                                                      -------
                                                                      -------

(2) Acquisition of Chicago Laser subsidiary:

    Assets less liabilities acquired, net of cash acquired . . . .    $(2,646)
    Issuance of common stock . . . . . . . . . . . . . . . . . . .      1,939
                                                                      -------
    Net cash used to acquire business. . . . . . . . . . . . . . .    $  (707)
                                                                      -------
                                                                      -------


Cash payments for interest were not significant in 1997, 1996 or 1995.

               NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

BUSINESS ENVIRONMENT

    The accompanying supplemental consolidated financial statements include the accounts of Electro Scientific Industries, Inc. and its subsidiaries (the Company), all of which are wholly owned. The Company designs and manufactures sophisticated products used around the world in electronics manufacturing including: laser manufacturing systems for semiconductor yield improvement, production and test equipment for the manufacture of surface mount ceramic capacitors, circuit fine tuning systems, precision laser and mechanical electronic packaging production systems and machine vision systems. The Company serves the global electronics market from its headquarters in Portland, Oregon and through subsidiaries located in the United States, Europe and Asia.

CONCENTRATIONS OF CREDIT RISK

    The Company uses financial instruments that potentially subject it to concentrations of credit risk. Such instruments include cash equivalents, securities held for sale, trade receivables and financial instruments used in hedging activities. The Company invests its cash in cash deposits, money market funds, commercial paper, certificates of deposit and readily marketable debt securities. The Company places its investments with high credit quality financial institutions and limits the credit exposure from any one institution or instrument. To date, the Company has not experienced losses on any of these investments. The Company sells a significant portion of its products to a small number of electronics manufacturers: 47.1% of fiscal 1997 revenues were derived from ten customers. The Company's operating results could be adversely affected if the financial condition and operations of these key customers decline.

CONCENTRATIONS OF OTHER RISKS

    The Company's operations involve a number of other risks and uncertainties including but not limited to the cyclicality of the electronics market, rapidly changing technology, international operations and hedging exposures. Refer to Management's Discussion and Analysis for additional commentary.

BASIS OF PRESENTATION

    In June 1997, ESI merged with Chip Star, Inc. (Chip Star), a privately-held company based in San Marcos, California. Chip Star provides capital equipment for producers of surface mount ceramic capacitors. Consideration paid to Chip Star was 700 shares of ESI stock. The merger was accounted for as a pooling-of-interests. Accordingly, all financial statements and footnote data have been restated. The following is a reconciliation of certain restated amounts with amounts previously reported.

                                                     YEAR ENDED MAY 31,
                                                     ------------------
                                              1997        1996        1995
                                              ----        ----        ----

Sales:
  ESI. . . . . . . . . . . . . . . .        $150,159    $159,705     $108,215
  Chip Star. . . . . . . . . . . . .           9,990       6,605        4,685
                                             -------     -------      -------
     As restated . . . . . . . . . .        $160,149    $166,310     $112,900

Net income:
  ESI. . . . . . . . . . . . . . . .         $18,952     $16,082      $11,517
  Chip Star. . . . . . . . . . . . .           2,298       1,217          700
                                             -------     -------      -------
    As restated. . . . . . . . . . .         $21,250      17,299       12,217

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

    All material intercompany accounts and transactions have been eliminated.


USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates and such differences could be material to the financial statements.

RECLASSIFICATIONS

    Certain reclassifications have been made in the accompanying supplemental consolidated financial statements for 1995 and 1996 to conform with the 1997 presentation.

REVENUE RECOGNITION

    The Company generally recognizes revenue at the time of shipment.

PRODUCT WARRANTY

    The Company generally warrants its systems for a period of up to 12 months for material and labor to repair and service the system. A provision for the estimated cost related to warranty is recorded upon shipment.

RESEARCH AND DEVELOPMENT

    Research and development costs are expensed as incurred.

TAXES ON INCOME

    Deferred income taxes have not been provided on unremitted earnings of foreign subsidiaries as the Company believes any U.S. tax on such earnings would be substantially offset by associated foreign tax credits.

NET INCOME PER SHARE

    Net income per share is computed using the weighted average number of common shares and common stock equivalents (stock options) outstanding, if significant.

CASH EQUIVALENTS

    The Company considers all highly liquid investments with a maturity of three months or less at date of purchase to be cash equivalents.

INVENTORIES

    Inventories are principally valued at standard costs which approximate the lower of cost (first-in, first-out) or market. Costs utilized for inventory valuation purposes include material, labor and manufacturing overhead.

DEPRECIATION AND CAPITALIZATION POLICIES

    Depreciation is determined on the declining balance and straight-line methods based on the following useful lives: buildings: 25 to 40 years; building improvements: 5 to 15 years; and machinery and equipment: 3 to 10 years.

    Expenditures for maintenance, repairs and minor improvements are charged to expense. Major improvements and additions are capitalized. When property is sold or retired, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in other expense.

FOREIGN CURRENCY TRANSLATION

    The Company accounts for foreign currency translation in accordance with Statement of Financial Accounting Standards No. 52. The total cumulative translation adjustment included in retained earnings is $(4), $429 and $2,025 at May 31, 1997, 1996 and 1995, respectively. Foreign currency transaction losses were $176 and $227 for the years ended May 31, 1997 and 1995, respectively, with a gain of $380 for the year ended May 31, 1996. These amounts are included in other expense in the accompanying Supplemental Consolidated Statements of Income.

PROPERTY AND EQUIPMENT

    Major classes of property and equipment consist of the following:
                                                               MAY 31,
                                                                -------
                                                         1997           1996
                                                        ----           ----

         Land. . . . . . . . . . . . . . . . . .      $  3,419       $  3,419
         Buildings and improvements. . . . . . .        13,143         13,004
         Machinery and equipment . . . . . . . .        24,132         22,321
         Construction in progress. . . . . . . .           269            342
                                                       -------        -------
                                                       $40,963        $39,086
                                                       -------        -------
                                                       -------        -------


LINE OF CREDIT

    The Company has a short-term revolving line of credit with a large foreign bank totaling $7,000. This line expires in September 1997. Management expects to renew the revolver under similar terms or secure alternate financing. At the Company's option, the interest rate is either prime or LIBOR plus 1.25 percent. There were no borrowings outstanding under the line at anytime during fiscal 1997.

EMPLOYEE BENEFIT PLANS

    The Company has an employee savings plan under the provisions of section 401(k) of the Internal Revenue Code. The Company contributed $406, $462 and $334 to the plan for the years ended May 31, 1997, 1996 and 1995, respectively.

INCOME TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
109). Under the liability method specified by SFAS 109, the deferred tax assets and liabilities are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates for the years in which the taxes are expected to be paid.

     The net deferred tax asset as of May 31, 1997 and May 31, 1996 consists of the following tax effects relating to temporary differences and carryforwards:

                                                                    MAY 31,
                                                                    -------
                                                                 1997     1996
                                                                 ----     ----
     Deferred tax assets:
      Inventory valuation. . . . . . . . . . . . . . . . . .    $1,385   $1,129
      Vacation pay . . . . . . . . . . . . . . . . . . . . .       629      560
      Warranty costs . . . . . . . . . . . . . . . . . . . .       440      350
      Accrued compensation . . . . . . . . . . . . . . . . .       443      392
                                                                ------   ------
                                                                 2,897    2,431
      Tax loss and credit carryforwards. . . . . . . . . . .     1,405    1,874
                                                                ------   ------
        Total deferred tax assets. . . . . . . . . . . . . .     4,302    4,305
     Deferred tax liabilities. . . . . . . . . . . . . . . .      (894)    (421)
                                                                -----    ------
     Net deferred tax asset. . . . . . . . . . . . . . . . .    $3,408   $3,884
                                                                ------   ------

     At May 31, 1997, there was a net operating loss carryforward of $4,015 available for U.S. federal income tax purposes. These losses were acquired as part of the XRL acquisition and expire through 2008.

     The components of income before income taxes and the provision for income taxes are as follows:

                                                         YEAR ENDED MAY 31,
                                                         ------------------
                                                      1997      1996      1995
                                                      ----      ----      ----
Income before income taxes:
  Domestic . . . . . . . . . . . . . . . . . . . .  $27,976   $25,690   $14,395
  Foreign. . . . . . . . . . . . . . . . . . . . .    4,512     1,637     3,088
                                                    -------   -------   -------
                                                    $32,488   $27,327   $17,483
                                                    -------   -------   -------
Provision for income taxes:
  Current:
  U.S. Federal and State . . . . . . . . . . . . .  $ 8,298   $ 9,371   $ 4,088
  Foreign. . . . . . . . . . . . . . . . . . . . .    1,903       887     1,736
                                                    -------   -------   -------
                                                     10,201    10,258     5,824
  Deferred . . . . . . . . . . . . . . . . . . . .      476      (770)   (1,626)
  Income tax effect of stock options exercised . .      561       540     1,068
                                                    -------   -------   -------
                                                    $11,238   $10,028   $ 5,266
                                                    -------   -------   -------

     In accordance with SFAS 109, the tax benefit related to stock option exercises has been recorded as an increase to Common Stock rather than a reduction to the provision for income taxes.

     A reconciliation of the provision for income taxes at the federal statutory income tax rate to the provision for income taxes as reported is as follows:

                                                                        YEAR ENDED MAY 31,
                                                                        ------------------
                                                                     1997      1996      1995
                                                                     ----      ----      ----
Provision computed at federal statutory rate . . . . . . . . . .   $11,371   $ 9,564   $ 6,119
Higher than U.S. tax rates in foreign jurisdictions. . . . . . .       323       314       753
Impact of U.S. tax loss and credit carryforwards utilization . .        --      (434)   (1,236)
Impact of state taxes. . . . . . . . . . . . . . . . . . . . . .     1,156       876       334
Benefit of foreign sales corporation (FSC) . . . . . . . . . . .    (1,468)     (137)     (217)
Other, net . . . . . . . . . . . . . . . . . . . . . . . . . . .      (144)     (155)     (487)
                                                                   -------   -------   -------
                                                                   $11,238   $10,028   $ 5,266
                                                                   -------   -------   -------

     Consolidated income tax payments amounted to $12,276, $8,762 and $4,715 for the years ended May 31, 1997, 1996 and 1995, respectively.


EARNINGS PER SHARE

     In March 1997, the Financial Accounting Standards Board issued Statement 128, EARNINGS PER SHARE ("SFAS 128"), superseding APB Opinion 15. SFAS 128 is required to be adopted for periods ending after December 15, 1997. When adopted, all prior earnings per share ("EPS") calculations will be restated to conform to SFAS 128. The pro forma effects of applying SFAS 128 to EPS are as follows:

                                                YEAR ENDED MAY 31,
                                                ------------------
                                        1997           1996            1995
                                     -----------    -----------    -----------
Primary EPS as reported                 $2.27          $1.86          $1.49
Effect of SFAS 128                       0.00           0.00           0.00
                                        -----          -----          -----
Basic EPS as restated                   $2.27          $1.86          $1.49
                                        -----          -----          -----

Fully diluted EPS as reported           $2.27          $1.86          $1.49
Effect of SFAS 128                      (0.05)         (0.04)         (0.04)
                                        -----          -----          -----
Diluted EPS as restated                 $2.22          $1.82          $1.45
                                        -----          -----          -----

COMMITMENTS AND CONTINGENCIES

     The Company has limited involvement with derivative financial instruments and does not use them for trading purposes. Derivatives are used to manage well defined foreign currency risks: the Company enters into forward exchange contracts to hedge the value of accounts receivable denominated in a foreign currency. Foreign exchange contracts have gains and losses that are recognized at the settlement date. At May 31, 1997 and 1996, the Company had forward exchange contracts totaling $5,470 and $7,460, respectively. These contracts generally mature in less than one year and the counterparty is a large, widely recognized international bank; therefore, risk of credit loss as a result of nonperformance by the bank is minimal. The use of derivatives does not have a significant effect on the Company's results of operations or its financial position.

     The Company leases equipment and office space under operating leases which are non-cancelable and expire on various dates through 2002. The aggregate minimum commitment for rentals under operating leases beyond May 31, 1997 is not significant.

     The Company is a party to various legal proceedings. Management believes that the outcome of such proceedings will not have a material effect on the business, financial position or results of operations of the Company.


SECURITIES AVAILABLE FOR SALE

     The Company accounts for securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). The Company classifies its marketable debt securities as Securities Available for Sale in the accompanying Consolidated Balance Sheets. The fair market value of these securities at May 31, 1997 and 1996 is $27,860 and $18,363, respectively. All of the Company's marketable debt securities are invested in high-credit quality tax-advantaged securities with maturities of less than one year from the date of purchase; the amortized cost of these securities approximates fair market value.

     During fiscal 1997 and 1996, proceeds of $32,800 and $29,850, respectively, resulted from the sales or maturities of securities; there were no realized gains or losses associated with these sales or maturities.


SHAREHOLDER RIGHTS PLAN

     In May 1989, the Company adopted a Shareholder Rights Plan and declared a dividend distribution of one Right for each outstanding share of Common Stock, payable to holders of record on June 23, 1989. Under certain conditions, each Right may be exercised to purchase 1/100 of a share of Series A No Par Preferred Stock at a purchase price of $55, subject to adjustment. The Rights are not presently exercisable and will only become exercisable following the occurrence of certain specified events. If these specified events occur, each Right will be adjusted to entitle its holder to receive, upon exercise, Common Stock (or, in certain circumstances, other assets of the Company) having a value equal to two times the exercise price of the Right or each Right will be adjusted to entitle its holder to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right, depending on the circumstances. The Rights expire on May 12, 1999 and may be redeemed by the Company for $0.01 per Right. The Rights do not have voting or dividend rights, and until they become exercisable, have no dilutive effect on the earnings of the Company.

STOCK PLANS

     The Company has stock option and restricted stock grant plans for officers and employees. During fiscal 1997, ESI recorded $475 of compensation expense related to stock grants earned in April 1997. Awards under these plans are determined by the Compensation Committee of the Board of Directors. Stock appreciation rights may be granted in connection with options, although no options have been granted that include stock appreciation rights. Option prices are at fair market value at the date of the grant and all expire ten years from the date of grant.

     The Company has an employee stock purchase plan which allows qualified employees to direct up to 15% of base pay for purchases of stock. The purchase price for shares purchased under the Plan is 85% of the fair market value of stock.

     The Company accounts for its stock option plans and its employee stock purchase plan in accordance with the provisions of the Accounting Principles Board's Opinion No. 25 (APB 25), "Accounting For Stock Issued to Employees." In 1995, the Financial Accounting Standards Board released Statement of Financial Accounting Standard No. 123 (SFAS 123), "Accounting For Stock Based Compensation." SFAS 123 provides an alternative to APB 25 and was effective beginning with the Company's 1996 fiscal year. The Company will continue to account for its employee stock plans in accordance with the provisions of APB
25. Accordingly, the Company has elected to provide pro forma disclosures as required by SFAS 123.

     The Company has computed, for pro forma disclosure purposes, the value of all options granted under the stock option plan to be $16.04 and $13.26 for 1997 and 1996. The pro forma value of options granted under the employee stock purchase plan is immaterial for both 1997 and 1996. These computations were made using the Black-Scholes option-pricing model, as prescribed by SFAS 123, with the following weighted average assumptions for grants in 1997 and 1996:

          Risk-free interest rate                 7.5%
          Expected dividend yield                   0%
          Expected life stock option plan      7 years
          Expected volatility                    48.5%

     The total value of options granted would be amortized on a pro rata basis over the vesting period of the options. Options generally vest equally over four years. If the Company had accounted for these plans in accordance with SFAS 123, the Company's net income and net income per share would have decreased as reflected in the following pro forma amounts:

                                                             YEAR ENDED MAY 31,
                                                             ------------------
                                                               1997      1996
                                                               ----      ----
     NET INCOME:
       As reported . . . . . . . . . . . . . . . . . . . .    $21,250   $17,299
       Pro forma . . . . . . . . . . . . . . . . . . . . .     20,514    17,048

     NET INCOME PER SHARE:
       As reported . . . . . . . . . . . . . . . . . . . .    $  2.27   $  1.86
       Pro forma . . . . . . . . . . . . . . . . . . . . .       2.22      1.85

     The following table summarizes activity in stock plans for the years ended May 31, 1997 and 1996:

                                                            YEAR ENDED MAY 31,
                                                            ------------------
                                                       1997                     1996
                                             -----------------------   ----------------------
                                                         WEIGHTED-                WEIGHTED-
                                                          AVERAGE                  AVERAGE
                                             SHARES   EXERCISE PRICE   SHARES  EXERCISE PRICE
                                             ------   --------------   ------  --------------
Options outstanding at beginning of year .     835        $20.60         675       $17.61
  Granted. . . . . . . . . . . . . . . . .     230         25.95         277        22.20
  Exercised. . . . . . . . . . . . . . . .      93         16.47          73         9.05
  Canceled . . . . . . . . . . . . . . . .      55         20.93          44        20.35
                                              ----        ------        ----       ------
Options outstanding at end of year . . . .     917         22.83         835        20.60
                                              ----        ------        ----       ------
Exercisable at end of year . . . . . . . .     355        $18.27         260       $15.03
                                              ----        ------        ----       ------


     The following table sets forth the exercise price range, number of shares outstanding at May 31, 1997, weighted average remaining contractual life, weighted average exercise price, number of exercisable shares and weighted average exercise price of exercisable options by groups of similar price and grant date:

                    OPTIONS OUTSTANDING                          OPTIONS EXERCISABLE
----------------------------------------------------------- ----------------------------
                                 WEIGHTED-
                                  AVERAGE
   RANGE OF       OUTSTANDING    REMAINING      WEIGHTED-    EXERCISABLE     WEIGHTED-
   --------          AS OF      CONTRACTUAL      AVERAGE        AS OF         AVERAGE
EXERCISE PRICES  MAY 31, 1997  LIFE (YEARS)  EXERCISE PRICE MAY 31, 1997  EXERCISE PRICE
---------------  ------------  ------------  -------------- ------------  --------------
 $  2.63-$9.88        267          5.76          $ 8.86          217          $ 8.53
    9.88-18.00        210          8.60           17.46           51           16.58
   18.01-24.00        183          7.96           23.62           75           23.75
   24.01-33.00        243          9.59           28.22            9           32.80
   33.01-39.38         14          8.25           38.36            3           38.36
                      ---          ----          ------          ---          ------
                      917          8.18          $22.83          355          $18.27
                      ---          ----          ------          ---          ------

GEOGRAPHIC REPORTING

     The Company operates in the capital equipment segment of the electronics industry with geographic operations in the United States, Europe and Asia. Transfers between geographic areas are made at prevailing market prices. Operating income is total revenue less operating expenses. In computing operating income, none of the following items have been added or deducted: interest income, other expense or the provision for income taxes. Identifiable assets are those assets of the Company that are identified with the operations in each geographic location. Corporate assets are primarily cash and cash equivalents and securities available for sale.


     Export sales included in United States sales to unaffiliated customers for the years ended May 31, 1997, 1996 and 1995 were as follows:

                                                  EUROPE       ASIA       TOTAL
                                                  ------       ----       -----
     May 31, 1997. . . . . . . . . . . . . .      $4,282     $59,053     $63,335
     May 31, 1996. . . . . . . . . . . . . .       1,926      68,192      70,118
     May 31, 1995. . . . . . . . . . . . . .       3,889      36,605      40,494

     In fiscal 1997 and 1996, there were no sales to any one customer in excess of 10% of consolidated net sales. During fiscal 1995, one customer accounted for 11.9% of consolidated net sales.

     The following data represents segment information for the years ending May 31:

                                              UNITED                            ADJUSTMENTS
                                              ------                                AND
1997                                          STATES       EUROPE      ASIA     ELIMINATIONS CONSOLIDATED
----                                          ------       ------      ----     ------------ ------------
Sales to unaffiliated customers. . . . .     $110,318     $28,872     $20,959     $     --     $160,149
Transfers between geographic areas . . .       35,986          --         427      (36,413)          --
                                             --------     -------     -------     --------     --------
Total revenue. . . . . . . . . . . . . .     $146,304     $28,872     $21,386     $(36,413)    $160,149
                                             --------     -------     -------     --------     --------
Operating income . . . . . . . . . . . .     $ 26,656     $ 2,899     $ 1,623     $   (138)    $ 31,040
                                             --------     -------     -------     --------     --------
Identifiable assets at May 31, 1997. . .     $ 96,299     $11,374     $ 9,480     $ (8,001)    $109,152
                                             --------     -------     -------     --------
Corporate assets . . . . . . . . . . . .                                                         45,661
                                                                                               --------
Total assets at May 31, 1997 . . . . . .                                                       $154,813
                                                                                               --------

1996
----

Sales to unaffiliated customers. . . . .     $125,669     $18,329     $22,312     $     --     $166,310
Transfers between geographic areas . . .       28,009           8         543      (28,560)          --
                                             --------     -------     -------     --------     --------
Total revenue. . . . . . . . . . . . . .     $153,678     $18,337     $22,855     $(28,560)    $166,310
                                             --------     -------     -------     --------     --------
Operating income (1) . . . . . . . . . .     $ 24,847     $   260     $ 1,965     $   (236)    $ 26,836
                                             --------     -------     -------     --------     --------
Identifiable assets at May 31, 1996. . .     $101,397     $ 8,624     $ 8,049     $(20,575)    $ 97,495
                                             --------     -------     -------     --------
Corporate assets . . . . . . . . . . . .                                                         37,963
                                                                                               --------
Total assets at May 31, 1996 . . . . . .                                                       $135,458
                                                                                               --------

1995
----

Sales to unaffiliated customers. . . . .     $ 73,853     $15,869     $23,178     $     --     $112,900
Transfers between geographic areas . . .       24,631           9         434      (25,074)          --
                                             --------     -------     -------     --------     --------
Total revenue. . . . . . . . . . . . . .     $ 98,484     $15,878     $23,612     $(25,074)    $112,900
                                             --------     -------     -------     --------     --------
Operating income . . . . . . . . . . . .     $ 13,441     $   791     $ 2,605     $    248     $ 17,085
                                             --------     -------     -------     --------     --------
Identifiable assets at May 31, 1995. . .     $ 84,926     $ 7,994     $10,922     $(19,746)    $ 84,096
                                             --------     -------     -------     --------
Corporate assets . . . . . . . . . . . .                                                         28,825
                                                                                               --------
Total assets at May 31, 1995 . . . . . .                                                       $112,921
                                                                                               --------



(1) Includes the $6,000 in-process research and development charge associated with the acquisition of XRL, Inc.

ACQUISITIONS

XRL, INC.

     In July 1995, the Company acquired all of the outstanding stock of XRL, Inc., a privately held company based in Canton, Massachusetts. XRL provides capital equipment for semiconductor yield improvement. The purchase consideration consisted of 179 shares of ESI stock. The transaction was accounted for as a purchase.

     In connection with the purchase price allocation, the Company obtained an appraisal of the intangible assets which indicated that substantially all of the acquired intangible assets consisted of research and development projects in process. The development of these projects had not reached technological feasibility and the technology has no alternative future use. In accordance with generally accepted accounting principles, the acquired in-process research and development of $6,000 was charged to expense during the quarter ended August 31, 1995 and is reflected in the accompanying Consolidated Statements of Income.


     Pro forma combined income statement data for the years ended May 31, 1996 and 1995 was not materially different from results presented in the accompanying Supplemental Consolidated Statements of Income.

SUBSEQUENT EVENT - DYNAMOTION CORP.

     In June 1997, ESI acquired all of the equity of Dynamotion/ATI Corp. (Dynamotion), a publicly-held company based in Santa Ana, California.
Dynamotion provides mechanical drilling equipment for printed circuit board manufacturers. The preliminary purchase consideration was $11,950 (347 shares of ESI stock) and assumption of $14,352 of liabilities. The purchase consideration includes the fair market value of all Dynamotion stock options. The purchase price allocation includes $2,229 of goodwill which will be amortized over seven years. The Company is still obtaining certain data related to the acquisition, and accordingly, the purchase price allocation remains open. The transaction was accounted for as a purchase.

     In connection with the purchase price allocation, the Company obtained an appraisal of the intangible assets which indicated that substantially all of the acquired intangible assets consisted of research and development projects in process. The development of these projects had not reached technological feasibility and the technology has no alternative future use. In accordance with generally accepted accounting principles, the acquired in-process research and development of $9,000 will be charged to expense during the quarter ended August 31, 1997. The Company currently believes that the research and development efforts will result in commercially feasible products in the next 24 months at an estimated additional cost of $2,000.

     Pro forma combined income statement data for the years ended May 31, 1997 and 1996 are as follows:

                                           1997           1996
                                        ---------      ---------
Sales...............................    $ 172,787      $ 179,813
Income from continuing operations...    $  15,256      $  13,913
Net income per share................    $    1.57      $    1.44

SUPPLEMENTAL QUARTERLY FINANCIAL INFORMATION
(UNAUDITED)



YEAR ENDED MAY 31, 1997         1ST QUARTER  2ND QUARTER    3RD QUARTER    4TH QUARTER     TOTAL
-----------------------         -----------  -----------    -----------    -----------   --------
 Net sales...................      $36,199     $37,415        $40,347        $46,188     $160,149
 Gross margin................       20,690      20,932         22,160         23,270       87,052
 Net income..................        4,603       5,103          5,758          5,786       21,250
 Net income per share........      $  0.49     $  0.55        $  0.61        $  0.62     $   2.27

YEAR ENDED MAY 31, 1996         1ST QUARTER  2ND QUARTER    3RD QUARTER    4TH QUARTER     TOTAL
-----------------------         -----------  -----------    -----------    -----------   --------
 Net sales...................      $38,721     $43,089        $42,119        $42,381     $166,310
 Gross margin................       20,951      23,541         22,840         23,811       91,143
 Net income..................        1,226(1)    5,393          5,122          5,558       17,299
 Net income per share........      $  0.13     $  0.58        $  0.55        $  0.60     $   1.86


(1) Includes the $6,000 in-process research and development charge associated with the acquisition of XRL, Inc.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Electro Scientific Industries, Inc.:

     We have audited the accompanying supplemental consolidated balance sheets of Electro Scientific Industries, Inc. (an Oregon corporation) and subsidiaries as of May 31, 1997 and 1996, and the related supplemental consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended May 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the financial position of Electro Scientific Industries, Inc. and subsidiaries as of May 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended May 31, 1997 in conformity with generally accepted accounting principles.



                                        ARTHUR ANDERSEN LLP

Portland, Oregon
August 15, 1997

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 15, 1997                  ELECTRO SCIENTIFIC INDUSTRIES, INC.

                                        By /s/ Donald R. VanLuvanee
                                           ------------------------------------
                                        Donald R. VanLuvanee
                                        President and Chief Executive Officer